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The following press release was issued and made available on Oracle’s website (www.oracle.com/metasolv/index.html) on October 23, 2006
Oracle Buys MetaSolv Software
Extends Oracle’s Leadership in Communications and Media
ORACLE OPENWORLD, SAN FRANCISCO 23-OCT-2006 Oracle today announced that it has agreed to acquire MetaSolv Software, Inc. (NASDAQ: MSLV), a leading provider of service fulfillment operations support system (OSS) solutions for the communications and media industry, through a cash merger for $4.10 per share, or approximately $219.2 million. The agreement is subject to stockholder and regulatory approval and is expected to close in late 2006 or early 2007.
MetaSolv offers communications service providers a comprehensive product set for OSS service fulfillment — including provisioning, network inventory and activation. MetaSolv’s standards-based solutions support all types of services including next-generation IMS, VoIP, IPTV, IP VPN, broadband and mobile services, as well as traditional voice and data services.
“By adding a leading OSS application suite, Oracle plans to offer a fully integrated, end-to-end productized solution that will help service providers streamline the ‘campaign to cash’ process, optimize asset lifecycles and accelerate time-to-market of new products and services,” said Bhaskar Gorti, Oracle Senior Vice President and General Manager of the Communications Global Business Unit. “Conventional, customized solutions have proven inefficient, inflexible and costly. Oracle is putting service providers in control to simplify their infrastructure, deliver more services faster and drive brand loyalty.”
“This is an exciting chapter in our business’ evolution for MetaSolv customers, partners, shareholders and employees,” said T. Curtis Holmes Jr., MetaSolv’s President and Chief Executive Officer. “The natural synergies between Oracle’s and MetaSolv’s premier product suites, coupled with Oracle’s extensive research and development capacity, will enable us to further enhance our products and ensure our customers’ continued success. It is a very beneficial business combination that will drive service-delivery innovation and leadership in the industry.”
After the closing of the transaction, MetaSolv’s employees will join Oracle’s Communications Global Business Unit.
About Oracle
Oracle (NASDAQ: ORCL) is the world’s largest enterprise software company. For more information about Oracle visit our Web site at http://www.oracle.com.
Trademarks
Oracle, JD Edwards, PeopleSoft, and Siebel are registered trademarks of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.
The above is for informational purposes only and may not be incorporated into a contract.
Important Information
The proposed merger will be submitted to the stockholders of MetaSolv for their consideration and MetaSolv will file with the SEC a proxy statement to be used by MetaSolv to solicit the approval of the proposed merger by its stockholders, as well as other relevant documents concerning the proposed merger. You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MetaSolv at the SEC’s Internet Site (http://www.sec.gov). Copies of the proxy statement can also be obtained without charge, by directing a request to: MetaSolv Investor Relations, 5556 Tennyson Parkway, Plano, Texas 75024, or by telephone (972) 403-3000.
MetaSolv and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MetaSolv in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading MetaSolv’s definitive proxy statement dated April 10, 2006 in connection with MetaSolv’s annual meeting of stockholders held on May 9, 2006 and by reading the proxy statement regarding the proposed merger when it becomes available.
Cautionary Statement Regarding Forward-Looking Statements
This document contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly, those statements regarding the effects of the proposed merger, and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to Oracle and MetaSolv as of today’s date, and Oracle does not assume any obligations to update any of these statements. The forward-looking statements are not guarantees of the future performance of Oracle, MetaSolv or the combined company and actual results may vary materially from the results and expectations expressed in, or implied by, these forward-looking statements. For instance, while Oracle and MetaSolv have signed an agreement to merge, there is no assurance that they will complete the proposed merger. In the event the companies do not receive necessary approval of MetaSolv’s stockholders or government approvals or fail to satisfy conditions to closing, the merger agreement will terminate.

2

The following presentation was made available on Oracle’s website (www.oracle.com/metasolv/index.html) on October 23, 2006
Oracle and MetaSolv - Acquisition Announcement Delivering a leading end-to-end packaged software solution addressing the key business processes of the Communications Industry General Presentation October 2006

The following is intended to outline our general product direction. It is intended for information purposes only, and may not be incorporated into any contract. It is not a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. The development, release, and timing of any features or functionality described for Oracle's products remains at the sole discretion of Oracle.

Agenda What We are Announcing Strategic Rationale Customer and Partner Benefits MetaSolv Software Overview MetaSolv Customer Overview

What We are Announcing Oracle to acquire MetaSolv Software, a leading provider of Operational Support Systems (OSS) for the Communications Industry Acquiring MetaSolv Software for $4.10 per share, subject to required approvals Expands Oracle's Communications Suite to include Provisioning, Network Inventory and Activation solution Transaction expected to close in late 2006 or early 2007 The combination will provide a leading software solution for end-to-end Communications processes across the Enterprise, including BSS, OSS, ERP and Service Delivery Oracle as the leading choice for ERP, Supply Chain, HCM, database and infrastructure software Siebel as the CRM standard for worldwide Communications Service Providers Portal Software as a leading Billing and Revenue Management system Oracle SDP as the platform for delivering next generation services MetaSolv as the leading comprehensive OSS Service Fulfilment solution including Provisioning, Network Inventory and Activation MetaSolv's management and employees will become a part of Oracle's Communications Global Business Unit Build on a dedicated team focused on packaged software solutions for the Communications industry Retain domain expertise and customer relationships Provide a smooth transition for customers without interruption

Overview of Strategic Rationale Communications continues to be a important industry for Oracle Fourth largest industry in terms of software spend Communications Operational Support Systems (OSS) is the fastest growing IT domain in the Communications Industry Demand for packaged software solutions to support key business processes spanning customer relationship, service fulfilment, asset utilization and revenues management continues to grow Streamlining the end-to-end "Campaign-to-Cash" Process Providing comprehensive, end-to-end Network Asset Lifecycle Management & Optimization Simplifying the Service Configuration & Deployment process through the Service Creation Environment Extending Customer Data through Subscriber and Service Management and Communications- specific extensions to core data repositories Combination will increase Oracle's addressable customer base and strengthens its position in the industry Significant customer commonality provides immediate benefits Oracle will be a leading packaged application vendor in the communications industry Additive to Oracle's goal to become #1 globally in applications

OSS is the Next Logical Focus for Oracle Operational Support Systems (OSS) is the fastest growing IT domain in the Communications Industry Deployment of Mass-Market Broadband is requiring the transition to Next Generation Networks Increased complexity of IP-services, including VoIP, and IP-TV is driving the replacement of high-TCO infrastructure Transition to all-IP and IMS-driven service convergence network infrastructure promotes the deployment of standard packaged software The combination of Oracle and MetaSolv has the ability to lead the shift to product based solutions in OSS MetaSolv offers a comprehensive, proven OSS Suite for multi-service communications service providers, with a focus on next generation networks and services Both companies share a common philosophy of integrated, modular product based solutions that are implemented through configuration, rather than customisation Both support next generation services and networks Oracle has a global presence that can help facilitate change

End-to-End Communications Suite


Customers
CRM
SIEBEL
OSS Service Fulfillment
BSS
Provisioning
Network
Resource Mgmt.
Discovery
Activation
Billing and Revenue
Management
ORACLE
PORTAL
SDP
ORACLE
Analytics
SIEBEL
Financials
ORACLE
SCM
ORACLE
Supply of
Network
Equipment
and Devices
Copper
Fiber
IP-MPLS-WDM
NGN
VoIP
Mobile
IP
GSM/
2.5G/3G
WiMAX
Legacy
Network
Network
Oracle Solutions
MetaSolv

ORACLE

The above is for informational purposes only and may not be incorporated into a contract.

Monday, 23 October 2006 Page 8

End-to-End Communications Suite Provides a Single Campaign-to-Cash Software Suite Incorporates OSS, CRM, Revenue Management and ERP applications Manages customer interactions, revenue realization and automated service fulfillment to optimize processes Lowers transaction costs and accelerates time-to-revenue Improves Network Asset Management Tracks and manages the entire life cycle of costly network assets Improves efficiency and maximize asset utilization by accurately managing and accounting for assets from initial procurement through to customer production Reduces capital expenditures Rapid Time-to-Market for New Services Streamlines and automates product/service creation, pricing, packaging and definition Provides a single view of customers, products, and services and their relationship to the underlying network will allow service providers Enhances competitiveness through the rapid introduction of innovative services

A Strong Combined Industry Offering

	Oracle + MetaSolv	Other Solutions
Convergence	Unified OSS/BSS/ERP to support any business model for all service over any network	Choice of OSS and BSS systems depend on what services are launched, multiple overlapping systems may be required
Configuration vs. Customization	Highly configurable, packaged software	Toolkit and professional services
Architecture	Modern configuration model, open APIs, and built on emerging software engineering principles and standards	Legacy custom software approach with limited APIs, one-off integrations, and unproven upgradeability
Time-to-Market with New Services	Measured in Hours or Days	Typically Measured in several months
TCO	Lower predictable CAPEX and OPEX	Higher lifetime costs due to heavy services and customized approach
R&D Strategy	Product-based, proven roadmap	Custom, services-driven model with unpublished roadmap and little to no investment in product R&D.
Delivery Model	Integrated, yet modular, all around solution and complementary partner approach	One-stop, customized approach requiring massive vendor resources and long-term engagement model/lock-in.
Next Generation Networks & Services	IMS-ready today with end-to-end support for real-time and on-demand IP-based services	Lacks credibility and packaged product support for future needs of IMS / NGN service providers

ORACLE

The above is for informational purposes only and may not be incorporated into a contract.

Monday, 23 October 2006 Page 10

Oracle in Communications

Supplying applications and infrastructure software to the industry since the mid-1980s

- 90% of Communications companies worldwide use Oracle applications and/or infrastructure software
- Nearly 700 Communications customers globally
- 17 of the world's top 20 communications service providers run Oracle applications
- Oracle's existing offering for the Communications industry has significant breadth
  - Portal Billing and Revenue Management
  - Oracle E-Business Suite for ERP/SCM
  - Siebel Systems for CRM and Analytics
  - PeopleSoft for HCM
  - TimesTen and Sleepycat for real-time data management
  - HotSip and Net4Call for the Oracle Service Delivery Platform
  - Data Hubs for customer and product master data management

ORACLE

The above is for informational purposes only and may not be incorporated into a contract.
Monday, 23 October 2006 Page 11

Expected MetaSolv Customer Benefits

MetaSolv applications supported and protected as the Service Fulfilment standard for the combined companies

- Stronger combined vendor with complementary products
  - Improved stability in a highly fragmented competitive landscape
  - All of MetaSolv's customers are currently Oracle technology customers
  - Highly complementary combination of product offerings
- Preserve customers investment in MetaSolv product and vision
  - Management & employees will continue as part of the Communications Global business unit within Oracle
  - Current MetaSolv employees will provide retained industry domain expertise and knowledge
- Provide smooth transition for customers without disruption
  - Enhanced support and services through scale
  - Global 24x7 support network for streamlined commercial relationship
  - Extended partner ecosystem with increased investment
  - Support and broaden relationship with MetaSolv alliance partners

ORACLE

The above is for informational purposes only and may not be incorporated into a contract.

Monday, 23 October 2006 Page 12

Expected Oracle Customer Benefits MetaSolv Software acquisition underscores Oracle's focus and commitment to the Communications Industry Communications service providers have told Oracle that accessing an integrated packaged applications suite is one of their highest priorities Combination of MetaSolv and Oracle will provide a catalyst to simplify their architectures and move to enterprise-wide product-based solutions Complementary product offerings form a packaged software offering that addresses the business processes for Service Providers Streamline Service Fulfilment Comprehensive Network Lifecycle Management Simplification of Service Creation Acquisition is consistent with Oracle's intent to develop deep industry functionality and focus Transaction expands industry expertise, complements Oracle's applications and technology, and creates new growth opportunities Delivered by industry experts with significant domain knowledge Continues Oracle's strategy of addressing specific industries, which has included Communications, Retail and Financial Services

Expected Oracle and MetaSolv Partner Benefits Leverage partner relationship to address customer needs for OSS (Provisioning, Network Inventory and Provisioning) Billing, CRM, ERP, analytics and infrastructure software Benefit from Oracle's worldwide resources and partner investment Benefit from MetaSolv's best-in-class OSS suite solutions Protects partners' investments and experience with MetaSolv Continue partnering with Network Equipment Manufacturers in the Activation and Network Inventory domains Continue commitment work with leading systems integrators Larger footprint from Oracle simplifies choices for SIs Complementary delivery model Commitment to continue supporting other OSS ISVs For provision of Oracle's infrastructure software (RDBMS, In-Memory Database, Middleware, BI) For integration between ISVs and Oracle's enterprise applications Provision of technology support and collaboration will be conducted independently from MetaSolv Software

OSS Market Segment Overview Growth drivers include: Deployment of Mass-Market Broadband Transition to Next Generation Networks, including VoIP, and IP-TV IMS-driven Service Convergence Replacement of high-TCO infrastructure Transition to all-IP network infrastructure Worldwide OSS Service Fulfillment Market MetaSolv Software is: #1 in service activation and a 13% market share #2 in order management #3 in network resource management and a 12% market share

Overview of MetaSolv Software Solutions MetaSolv has a comprehensive suite for OSS service fulfillment that enables automated service delivery and management of subscriber and services Addresses key service provider requirements as either a complete suite or on a modular basis Rapid configuration and deployment through a single service creation environment Supports all types of services including next-generation IMS, VoIP, IPTV, IP VPN, Broadband and Mobile services, as well as traditional voice and data services MetaSolv solutions are based on enterprise software principles Accelerates time-to-revenue with highly configurable product solutions vs. traditional legacy systems that require frequent code changes MetaSolv products are based on modular components, common data architectures, and flexible processes and workflows MetaSolv leads service fulfillment vendors in software license revenues

MetaSolv Footprint Platform Enablers Monitoring Reporting Service Creation Environment Cartridges Activation Discovery Configuration Activation Inventory Subscriber & Service Network & Resource Provisioning Ordering Service Provisioning MetaSolv Service Fulfillment Platform Provisioning Co-ordinate All Service or Network Delivery Activities, manual or automated, internal or inter-carrier Inventory Enterprise-wide Platform to Manage All Network Resources and Services Subscriber & Service Management & Abstraction Activation Multi-Service & Multi-Vendor Activation & Discovery Platform Centralized Management & Control of Network-wide Device Configurations

MetaSolv Customer Overview IP VPNs (25+) VoIP/IPTV Broadband (40+) Mobile (55+)

Case Study: XO Communications Business Challenge: National network serving carriers and large businesses Seeking to provide bundled services for voice, data and Internet Experiencing rapid customer growth as well as corporate consolidation Business Benefits: Reduced provisioning time for services Introduce bundles and new services faster Consolidated, centralized database for merged inventories Case Study MetaSolv Solution: Next generation capabilities for effective broadband provisioning Flow-through order management, inventory management, and activation Comprehensive data migration Broadband Provisioning

Case Study: Vodafone Business Challenge: Order volumes outpacing ability to meet customer demands Inability to activate and modify new next- generation services Time to market with new services: >12 weeks Business Benefits: Reduced time to market to <30 days Enable high-volume customer demands on 3G Network (1.5 million order per day) Flexible service creation environment for varied service bundles across 2.5/3G network infrastructure MetaSolv Solution: High volume provisioning and activation system Need scalability to manage growing volumes Flexibility to activate and modify new services across new networks and technologies Case Study Mobile Activation

Case Study: Cable & Wireless Business Challenge: Need to consolidate two large, complex MPLS- based IP networks onto a single platform Seeking to deliver high margin, differentiated IP services to large customer base Business Benefits: Full automation of IP service provisioning Effective network consolidation and transformation Cost savings through multi-service provisioning and automation MetaSolv Solution: Pre-integrated IP provisioning platform Carrier-grade provisioning controller Multi-service activation Advanced configuration management Case Study IP Provisioning

Next Steps General announcement October 23, 2006 Communicate extensively with all constituents Complete transaction Obtain shareholder, regulatory and other necessary approvals Expect to close by end of 2006 or early 2007 More information can be found at www.oracle.com/metasolv or www.metasolv.com

Important Information
The proposed merger will be submitted to the stockholders of MetaSolv for their consideration and MetaSolv will file with the SEC a proxy statement to be used by MetaSolv to solicit the approval of the proposed merger by its stockholders, as well as other relevant documents concerning the proposed merger. You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MetaSolv at the SEC’s Internet Site (http://www.sec.gov). Copies of the proxy statement can also be obtained without charge, by directing a request to: MetaSolv Investor Relations, 5556 Tennyson Parkway, Plano, Texas 75024, or by telephone (972) 403-3000.
MetaSolv and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MetaSolv in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading MetaSolv’s definitive proxy statement dated April 10, 2006 in connection with MetaSolv’s annual meeting of stockholders held on May 9, 2006 and by reading the proxy statement regarding the proposed merger when it becomes available.
Cautionary Statement Regarding Forward-Looking Statements
This document contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly, those statements regarding the effects of the proposed merger, and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to Oracle and MetaSolv as of today’s date, and Oracle does not assume any obligations to update any of these statements. The forward-looking statements are not guarantees of the future performance of Oracle, MetaSolv or the combined company and actual results may vary materially from the results and expectations expressed in, or implied by, these forward-looking statements. For instance, while Oracle and MetaSolv have signed an agreement to merge, there is no assurance that they will complete the proposed merger. In the event the companies do not receive necessary approval of MetaSolv’s stockholders or government approvals or fail to satisfy conditions to closing, the merger agreement will terminate.

The following Overview and Frequently Asked Questions was made available on Oracle’s website (www.oracle.com/metasolv/index.html) on October 23, 2006
MetaSolv Software to be Acquired by Oracle Corporation
Overview and FAQs
Overview
On October 23, 2006, Oracle announced that it has entered into an agreement to acquire MetaSolv Software, a recognized leader in service fulfillment operations support system (OSS) solutions for next-generation communications service providers. The transaction is subject to shareholder and regulatory approval and is expected to close in late 2006 or early 2007.
The acquisition further extends Oracle’s leadership in the communications industry and creates an end-to-end packaged software suite for key communications industry processes, including Business Support Systems (BSS), Operational Support Systems (OSS), Service Delivery Platform (SDP) and enterprise applications.
Oracle currently supplies technology and applications to over 90% of communications companies worldwide, and 17 of the top 20 most profitable communications companies run Oracle Applications. Oracle’s Siebel Customer Relationship Management (CRM) applications have become an industry standard for call centers and customer care. Likewise, Oracle’s Portal Software products provide a leading billing and revenue management system. Additionally, Oracle provides a leading choice for Enterprise Resource Planning (ERP), Supply Chain Management (SCM), Human Capital Management (HCM), and database and infrastructure software. The acquisition of MetaSolv provides Oracle’s end-to-end software portfolio for the communications industry with a best-in-class integrated OSS suite that enables automated service fulfillment.
MetaSolv is at the forefront of service delivery innovation and is leading network transformation with Tier 1 carriers around the world. MetaSolv automates the order-to-activate provisioning cycle by integrating key service fulfillment processes, including order management, service activation, inventory management, configuration management, subscriber and service management. MetaSolv’s modular and integrated approach to service fulfillment enables service providers to simplify the costly and complex process of delivering bundled services over multiple technologies. More than 170 global service providers use MetaSolv solutions to efficiently and effectively address the business challenges associated with transitioning to next-generation mobile and IP-based networks.

When the acquisition closes, MetaSolv’s management and employees will become part of Oracle’s Communications Global Business Unit which has a dedicated focus on providing mission critical packaged software for the communications industry.
Customer Benefits
Oracle’s acquisition of MetaSolv will provide communications service providers with the following benefits:
•	Single Campaign-to-Cash Software Suite: Oracle plans to provide customers with an end-to-end communications software suite incorporating OSS, CRM, Revenue Management and ERP applications. Service providers can benefit from leveraging a single vendor to manage their customer interactions, revenue realization and automated service fulfillment allowing service providers to optimize the campaign-to-cash process, lowering transaction costs and accelerating time-to-revenue.

•	Improved Network Asset Management: Communication service providers will now, from a single vendor, have the ability to track and manage the entire life cycle of network assets. Through the combination of Oracle and MetaSolv solutions, costly network assets can be accurately managed and accounted for from initial procurement through to customer production improving efficiency and maximizing asset utilization and reducing capital expenditures.

•	Rapid Time-to-Market for New Services: Lengthy and costly product and service creation, pricing, packaging and definition will be streamlined and automated. A single view of customers, products, and services and their relationship to the underlying network will allow service providers to rapidly introduce innovative services, thereby enhancing competitiveness.

•	Backed by a single global vendor: Customers will benefit from Oracle’s global 24x7 distribution and support network, backed by 7,000 support service personnel, 14,000 software developers, and access to more than 16,000 partners.

•	Investment Protection: Customers’ investments in MetaSolv applications are to be supported and protected by Oracle as the OSS service fulfillment standard for the combined companies.
Partner Benefits
The combination is expected to provide Oracle and MetaSolv partners worldwide with the following benefits:
•	Comprehensive Communications Suite: Oracle can now provide customers, and Oracle partners, an end-to-end communications software suite incorporating OSS, CRM, Revenue Management and ERP applications. Partners will benefit by reducing the complexity of their customers solution to address processes that span the enterprise, BSS and OSS.

•	Single Vendor. With this combination, partners will be able to leverage Oracle’s worldwide resources and partner investments while preserving their investment and experience with MetaSolv solutions.

•	Partner Focused: Oracle will continue to partner with Network Equipment Manufacturers and Systems Integrators to enable the successful deployment of Oracle products. These partnerships will extend to MetaSolv partners, many of whom are already Oracle Partners strengthening and streamlining the relationship.

Frequently Asked Questions
BUSINESS RATIONALE
What is the rationale behind the acquisition? Oracle is extending its leadership in communications with a packaged software solution for end-to-end processes including BSS, OSS and Enterprise applications. Communications service providers worldwide have told Oracle that accessing an integrated end-to-end packaged applications suite is one of their highest priorities. Operational Support Systems is the fastest growing IT domain in the Communications Industry, and represented a $1.7 billion segment in 2006. Communications OSS, a domain that has been outside of Oracle’s traditional reach, is the logical extension to Oracle’s Enterprise, BSS and SDP Applications.
Why did Oracle select MetaSolv as the foundation for its communications OSS strategy? MetaSolv offers the communications industry a leading OSS suite for communications service providers, with a focus on next generation networks and services; and is the only OSS software vendor to hold top positions across the three key areas of OSS including service activation, service provisioning and inventory management. MetaSolv also has a premier and diverse global customer base and a proven ability to support Tier 1 scalability and performance. More than 170 customers worldwide are leveraging MetaSolv software to deliver next-generation mobile, broadband and IP services. Also, MetaSolv’s employees and management bring extensive industry, domain and product expertise to Oracle’s Communications Global Business Unit.
How will the acquisition of MetaSolv accelerate Oracle’s strategy to build out mission critical applications for the communications industry? As operators worldwide invest to support the growing demand for advanced mobile and IP services, they require an agile and flexible software suite to streamline their business processes and customer interactions. With the combination of Oracle and MetaSolv, we plan to provide an end-to-end packaged software solution including BSS, OSS Enterprise and Service Delivery applications. This includes processes that span from a Communications Service Provider’s initial customer interaction, through to automating service fulfillment and billing. MetaSolv’s leading product portfolio coupled with Oracle’s existing communications products and extensive R&D budget, will position Oracle to facilitate IT system transformations for operators on a global scale with a comprehensive Communications applications offering.
PRODUCT
What OSS products does MetaSolv offer? MetaSolv’s portfolio is focused on enabling the automated end-to-end service fulfillment process including provisioning, inventory management, and service activation. MetaSolv’s portfolio enables the support of existing services as well as facilitating the transition to next-generation mobile, broadband and IP-based services, such as VoIP, IPTV and IP-VPNs.
How will MetaSolv and Oracle’s product portfolios be integrated over time? Over time and through phased release cycles, we plan to more fully build on Oracle technology platforms and increase the level of integration with key applications such as Siebel CRM, Oracle E-Business Suite, Oracle Communications Billing and Revenue Management, Siebel Analytics, and Customer & Product Data Hubs.

How does Oracle plan to maintain industry and domain expertise? MetaSolv employees and management will join Oracle’s Communications Global Business Unit focused on delivering mission critical applications to the communications industry. The Communications Global Business Unit includes strategy, development, sales, services, business development and marketing. Oracle intends to retain members of the existing MetaSolv management team to lead this division and thereby retain the industry domain knowledge and customer relationships.
Why are Oracle’s and MetaSolv’s solutions a good fit? Oracle and MetaSolv’s solutions are complementary. The architecture of MetaSolv products is closely aligned with Oracle applications and technology direction and strategy. MetaSolv products leverage industry standards, are SOA-based and are highly configurable and extensible. In production with service providers worldwide, MetaSolv service fulfillment suite is designed for ease of integration and thus will be a logical complement to Oracle’s existing Communications application.
BUSINESS CONTINUITY
How will this acquisition impact MetaSolv’s customers? Oracle plans to protect customers’ investments in MetaSolv applications as the OSS standard for the combined companies. R&D in MetaSolv solutions will now have the backing of Oracle’s R&D budget and significant technology and application assets.
How will this acquisition benefit MetaSolv customers? MetaSolv customers will have their investment protected while at the same time have access to a more comprehensive software portfolio from Oracle. The suite will also provide a compelling value proposition as operators look to streamline their campaign-to-cash processes and improve network asset management with ERP applications.
How will this acquisition benefit MetaSolv’s partners? Partners are essential to Oracle’s economy and growth strategy. Oracle is committed to your success and the satisfaction and retention of your customers. As our current partners know, the foundation for your success with Oracle is Oracle PartnerNetwork, a worldwide ecosystem of more than 17,700 partners, a management portal, a network of interaction centers for partner support, and a global business program. Through partnership with Oracle, you will have the opportunity to gain access to Oracle’s premier products coupled with education, technical services and highly specialized go-to-market engagement, and support from across all lines of business within Oracle. Oracle seeks to maintain and enhance the relationships with existing MetaSolv partners including Systems Integrators and Network Equipment Manufacturers through their global partner program.
Partners will benefit from being able to leverage and deploy a more comprehensive communications software suite from a single software vendor. MetaSolv partners are expected to benefit from Oracle’s worldwide resources and partner ecosystem, as well as preserve their investments and experience with MetaSolv products. Oracle partners are expected to benefit from MetaSolv’s service fulfillment operations support system (OSS) solutions for next-generation communications service providers. Both companies’ partners are expected to benefit from the complementary solutions that create an end-to-end packaged software suite for key communications Industry processes, including business support systems (BSS), Operational Support Systems (OSS), Service Delivery Platform (SDP) and enterprise applications.
If I am a current MetaSolv partner and a member of Oracle PartnerNetwork, will my MetaSolv contracts be honored? Yes. To provide for a smooth transition, existing MetaSolv partner contracts remain in effect after the closing, and your existing MetaSolv contracts for support, professional services, and sales remain the same. As contact information changes, we will communicate these changes through normal channels. As a MetaSolv partner, MetaSolv representatives will be reaching out to you to answer any questions you might have. You may also use your current Oracle channels for support for any questions.
How will Oracle support MetaSolv partners throughout the integration and beyond? Oracle is deeply committed to your success. The message for MetaSolv partners today is one of continuity — business as usual. Every effort is being made to provide that, after the closing of the transaction, your business continues uninterrupted through the transitional period. As we blend MetaSolv education delivery with Oracle University, we want to ensure that you are fully prepared to take advantage of the new opportunities available through this combination after the closing. Watch the OPN Portal for upcoming featured training announcements.
Throughout the transition, we will communicate with you and provide you with the very latest information and resources to address your questions and highlight new opportunities. Partners not yet enrolled in the Oracle PartnerNetwork program will be invited to join the program to gain access to some of the highest levels of support and resources in the industry today.
How do MetaSolv partners learn more about the Oracle ParnterNetwork program and partnership with Oracle? The Oracle PartnerNetwork portal is your best source of information about the program. You may also contact Oracle. To contact an Oracle PartnerNetwork representative directly, please go to partner.oracle.com and click on “Contact Us”.
How will this acquisition impact any existing project, deployment, or services engagements? It is not expected that this transaction will impact any existing project, deployment or services engagement. With the depth, breadth and scale of Oracle, we anticipate that customers will continue to derive the inherent value from MetaSolv products portfolio.
How does this affect Oracle’s relationship with other OSS vendors? Most communications service providers have multi-vendor environments and use a variety of billing, customer care, and OSS applications. Oracle is committed to the ongoing support of OSS software vendors.
BUSINESS CONTINUITY
Can I still purchase MetaSolv products? Yes, until the transaction closes, the companies remain separate. MetaSolv and Oracle remain separate companies until the closing of the acquisition. Please contact your MetaSolv sales representatives to assist you, or visit www.metasolv.com for contact information. Your MetaSolv contacts remain unchanged.
How will Oracle provide for the smooth combination of the two companies? Oracle is very focused on customer satisfaction and plans to provide a smooth transition without customer disruption. Oracle is experienced with integrating companies quickly and efficiently. Oracle will provide dedicated personnel from key functional areas for integration and utilize proven templates and processes for repeatable success in integration. We will communicate regularly throughout this process to keep our customers well informed.
Critical integration goals for MetaSolv after the closing of the transaction include:
•	Focus on 100% customer satisfaction

•	Provide smooth transition for customers without interruption

•	Over-communicate throughout the integration

•	Provide customer continuity

•	Oracle intends to maintain relationships with MetaSolv partners including Systems Integrators and Network Equipment Manufacturers

•	Retain MetaSolv management and employees as a part of Oracle’s Communications Global Business Unit

•	Existing management team to lead OSS focus
Should MetaSolv customers continue to call the MetaSolv Global Customer Care center? Yes. Until the closing of the transaction, MetaSolv continues to operate as a separate business. MetaSolv contacts remain unchanged and customers will continue to receive support and services from MetaSolv. Existing MetaSolv contacts should be used for support, professional services, and sales to address immediate and ongoing needs. We will communicate any changes well in advance through our regular channels.
Should MetaSolv customers continue to contact their MetaSolv sales representative? Yes. Until the closing of the transaction, MetaSolv continues to operate as a separate business and, until further advised, customers should continue to rely on existing relationships.
Will training on MetaSolv products continue? Yes. Until the closing of the transaction, MetaSolv continues to operate as a separate business. After the transaction closes, we currently plan to combine the MetaSolv education program with Oracle University. We want to ensure that our customers’ software provides the best possible service for their organizations, and we know excellent training is critical to reach that goal.
Will existing MetaSolv customer contracts be honored? Yes. Oracle intends to honor the terms and conditions of existing MetaSolv contracts after the closing of the transaction. After the close of the transaction, technical support will continue to be governed by the terms of the MetaSolv maintenance agreement until the current support term expires. At the first renewal with Oracle, customers’ support services (and not licenses) will be migrated to an Oracle License and Services Agreement (OLSA), which will govern the next support term. The OLSA will not govern customers’ MetaSolv license(s).
When is this transaction expected to close? Subject to shareholder and regulatory approvals, we expect the transaction to close late in 2006 or early 2007.
Where can I find out more information about the proposed Oracle and MetaSolv combination?
For more information, please visit www.oracle.com/metasolv or www.metasolv.com.
This document is for informational purposes only and may not be incorporated into a contract. After the closing of this transaction, the development, release and timing of MetaSolv’s products will remain at the sole discretion of Oracle.

Important Information
The proposed merger will be submitted to the stockholders of MetaSolv for their consideration and MetaSolv will file with the SEC a proxy statement to be used by MetaSolv to solicit the approval of the proposed merger by its stockholders, as well as other relevant documents concerning the proposed merger. You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MetaSolv at the SEC’s Internet Site (http://www.sec.gov). Copies of the proxy statement can also be obtained without charge, by directing a request to: MetaSolv Investor Relations, 5556 Tennyson Parkway, Plano, Texas 75024, or by telephone (972) 403-3000.
MetaSolv and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MetaSolv in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading MetaSolv’s definitive proxy statement dated April 10, 2006 in connection with MetaSolv’s annual meeting of stockholders held on May 9, 2006 and by reading the proxy statement regarding the proposed merger when it becomes available.
Cautionary Statement Regarding Forward-Looking Statements
This document contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly, those statements regarding the effects of the proposed merger, and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to Oracle and MetaSolv as of today’s date, and Oracle does not assume any obligations to update any of these statements. The forward-looking statements are not guarantees of the future performance of Oracle, MetaSolv or the combined company and actual results may vary materially from the results and expectations expressed in, or implied by, these forward-looking statements. For instance, while Oracle and MetaSolv have signed an agreement to merge, there is no assurance that they will complete the proposed merger. In the event the companies do not receive necessary approval of MetaSolv’s stockholders or government approvals or fail to satisfy conditions to closing, the merger agreement will terminate.